UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HILLIARD-LYONS GOVERNMENT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WE NEED YOUR VOTE!!!!!!!!!!!!!!

To: All Financial Consultants

From: Stephanie Ferree

Date: March 3, 2008

RE:  Hilliard-Lyons Government Fund, Inc. (the “Fund”)

The upcoming transaction between Hilliard Lyons and Houchens necessitates a new investment advisory agreement between the Fund and Hilliard Lyons be entered into.  A special shareholders meeting has been called for March 31, 2008.  Shareholders will receive their proxy statements this week.  Please encourage your clients to vote.  Each and every vote is important.

The Fund needs a majority vote for the transaction to take place.

If you have any questions please contact Fund Administration.

Joe Curry – x-8603

Dianna Wengler – x-8602

Stephanie Ferree – x-8832

Tim Riordan – x-1786

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